Fees Summary	Nov. 26, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 142,085,805
Previously Paid Amount	0
Total Fee Amount	19,622.05
Total Offset Amount	0
Net Fee	$ 19,622.05